SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Trust's Goal: Franklin Multi-Income Trust seeks to provide high, current income consistent with preservation of capital.
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report for Franklin Multi-Income Trust covers the period ended September 30, 2001. A generally difficult economic environment characterized the six months under review, which was exacerbated by the terrorist attacks in the U.S. on September 11.

During the reporting period, U.S. economic growth continued a dramatic decline that began in the third quarter of 2000. With the economy showing clear signs of weakness, the Federal Reserve Board (the Fed) cut the federal funds target rate five times during the review period, from 5.0% to 3.0%. Despite the Fed's aggressive rate cuts, the economy slid further. Gross domestic product (GDP) growth for the second quarter of 2001 fell to an annualized 0.3% rate while third quarter GDP contracted at an estimated -0.4% annualized rate, its lowest level since first quarter 1991.

Although the slowdown affected most areas of the economy, the technology sector was the hardest hit. The slowing economy also resulted in lower corporate earnings, which negatively impacted most financial markets. For the six months


CONTENTS

Shareholder Letter .........................................................   1

Performance Summary ........................................................   7

Dividend Reinvestment and Cash Purchase Plan ...............................   9

Financial Highlights & Statement of Investments ............................  13

Financial Statements .......................................................  18

Notes to Financial Statements ..............................................  22


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Trust's Statement of Investments
(SOI). The SOI begins on page 14.

PORTFOLIO BREAKDOWN
Based on Total Market Value
9/30/01

[PIE CHART]

Corporate Bonds                                                            53.9%

Utilities Stocks                                                           38.3%

Misc. Equities & Preferred Stocks                                           6.5%

Foreign Currency Denominated Bonds                                          0.4%

Cash & Equivalents                                                          0.9%


ended September 30, 2001, the Standard & Poor's 500(R) (S&P 500(R)) Composite Index fell, returning -9.68%, while the technology-heavy Nasdaq Composite Index (Nasdaq(R)) plunged with a -17.81% return.(1) On the other hand, Treasury bonds reacted favorably to the economic downturn, with the price of the 10-year Treasury note rising 2.15% as its yield fell from 4.92% at the beginning of the period to 4.59% at period-end.

Electric utilities and high yield bonds, the asset classes that make up the majority of the Trust's holdings, suffered due to the period's difficult economic environment, but performed better than broad equity indexes, such as the S&P 500. Falling commodity prices led to diminished growth opportunities for the electric utilities industry. Deteriorating earnings and escalated default rates negatively impacted high yield bonds. In addition, investors shunned higher risk asset classes, particularly after September 11, which put further pressure on this asset class.

In this overall volatile environment, the Trust posted a -11.46% cumulative total return for the six months ended September 30, 2001, based on the change in net asset value and -5.92% based on the change in market price on the New York Stock Exchange, as shown in the Performance Summary on page 7.




1. Source: Standard & Poor's Micropal. The unmanaged S&P 500 Composite Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index (outstanding shares times price), with each stock's weight in the index proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The unmanaged Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Trust's portfolio.

SECTOR DISCUSSIONS

MEDIA

The Trust increased its exposure to the media sector by purchasing several new holdings during the six months under review. While advertising spending slowed along with the economy, we were able to find well-positioned companies that we believe may withstand a slowing economic environment and yet offered investors attractive yields. We initiated a position in CanWest Media, one of Canada's biggest media conglomerates with a solid television-broadcasting platform and more than one hundred newspapers throughout Canada. We also bought shares in another Canadian company, Quebecor, French-speaking Quebec's number one newspaper publisher and dominant cable television provider.

HEALTH CARE

The health care industry continued to perform well during the period as it benefited from two major factors. A favorable Medicare (government) and managed care (private sector) reimbursement environment drove strong fundamental performance. In addition, the industry's defensive nature and generally more predictable earnings in a slowing and uncertain economic environment powered strong technical performance. The Trust benefited from these trends when we sold our positions in hospital company HCA, whose bonds reached historically high levels during the period. The Trust purchased new holdings in Magellan, which we believed were attractively priced. Magellan sold a non-core business and used the proceeds to pay down debt and focus on its core business of behavioral health benefit management.

TOP 10 HOLDINGS
9/30/01

                                                                      % OF TOTAL
COMPANY                                                                 MARKET
INDUSTRY (SECURITY TYPE)                                                VALUE
--------------------------------------------------------------------------------
Xcel Energy Inc.                                                            3.2%
Utility (stock)

Duke Energy Corp.                                                           3.0%
Utility (stock)

TXU Corp.                                                                   2.9%
Utility (stock)

DTE Energy Co.                                                              2.5%
Utility (stock)

Dominion Resources Inc.                                                     2.3%
Utility (stock)

Reliant Energy Inc.                                                         2.3%
Utility (stock)

Entergy Corp.                                                               2.2%
Utility (stock)

FPL Group Inc.                                                              2.1%
Utility (stock)

Exelon Corp.                                                                2.1%
Utility (stock)

Intermedia
Communications Inc.                                                         1.9%
Communications (Bond)


PAPER & FOREST PRODUCTS

The paper and forest products industry saw two positive trends continue during the reporting period. The industry virtually did not build any new capacity, and it maintained strict production discipline through taking downtime to match supply with demand. These factors resulted in product pricing holding up better than expected in a slowing economy. The Trust increased its industry exposure by initiating a position in Fibermark, a paper converter that makes a variety of commercial and industrial products. We believe the company should benefit from recent raw material cost declines and cost savings from a recent acquisition. Another new purchase was Louisiana Pacific, a major producer of lumber, oriented strand board and other building-related products. We were attracted to this company because of its low production costs, large scale of operations and asset-rich nature.

ELECTRIC UTILITIES

We continued to concentrate on high quality electric utilities that we believed offered above average dividend yields and would provide more stable earnings over the long term. We will maintain our investment focus because we continue to find relatively bargain-priced valuations in the utilities sector. Despite promising earnings growth over the next five years, electric utilities' price/earnings ratios were only approximately 60% that of the S&P 500. Valuations were also historically attractive on an income basis, as the average electric utility's dividend yield was approximately 90% of the 10-Year U.S. Treasury bond's yield.(2)



2. Source: Standard & Poor's Micropal.

WHAT'S AHEAD

As opposed to previous economic slowdowns, which resulted mainly from a decline in consumer spending, a reduction in capital investing -- particularly in the telecommunications sector -- primarily led to the current downturn. The terrorist acts on September 11 further fueled uncertainty in the current economic environment. However, we maintain an optimistic outlook about the U.S. economy's long-term prospects. The domestic economy remains large and, in our opinion, dynamic. We believe the series of interest rate cuts that began in January 2001 and continued throughout the reporting period should begin to stimulate demand. In addition, the federal government is in the process of implementing significant spending plans, which should provide additional fiscal stimulus. While stock market volatility may continue in the near future, financial markets are forward-looking and should begin to rally well before an economic recovery. In the meantime, the disruption caused by the September 11 events created favorable opportunities for the Trust as valuations on utility stocks and high yield bonds, which already discounted a slowing economy, became even more attractive. Despite near-term uncertainty, we believe the


DIVIDEND DISTRIBUTIONS
4/1/01 - 9/30/01

                                                                       DIVIDEND
MONTH                                                                  PER SHARE
--------------------------------------------------------------------------------
April                                                                  5.6 cents

May                                                                    5.6 cents

June                                                                   5.6 cents

July                                                                   5.6 cents

August                                                                 5.6 cents

September                                                              5.6 cents
--------------------------------------------------------------------------------
TOTAL                                                                 33.6 CENTS

Trust is well-positioned to withstand current economic and market challenges, and we continue to find favorable long-term investment opportunities.

Sincerely,


/s/ Christopher J. Molumphy

Christopher J. Molumphy
Senior Portfolio Manager



/s/ Glenn I. Voyles

Glenn I. Voyles
Portfolio Manager

Franklin Multi-Income Trust

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of September 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Trust. Our strategies and the Trust's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 9/30/01

Distributions and returns will vary based on earnings of the Trust's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Trust's operating expenses. All total returns include reinvested distributions according to the terms specified in the Trust's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.



PRICE AND DISTRIBUTION INFORMATION

                                           CHANGE          9/30/01       3/31/01
--------------------------------------------------------------------------------
Net Asset Value                            -$1.45           $8.35         $9.80
Market Price (NYSE)                        -$0.82           $7.80         $8.62

DISTRIBUTIONS (4/1/01 - 9/30/01)
Dividend Income                            $0.336



PERFORMANCE

                                       6-MONTH     1-YEAR     5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)
 Based on change in net asset value     -11.46%   -13.04%    +33.22%    +155.63%
 Based on change in market price         -5.92%    -0.76%    +43.22%    +152.98%

Average Annual Total Return(1)
 Based on change in net asset value     -11.46%   -13.04%     +5.91%      +9.84%
 Based on change in market price         -5.92%    -0.76%     +7.45%      +9.73%

Distribution Rate(2)          8.62%


1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

2. Distribution rate is based on an annualization of the Trust's 5.6 cent per share September monthly dividend and the NYSE closing price of $7.80 on 9/30/01.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Trust's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Trust invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

PORTFOLIO OPERATIONS



CHRISTOPHER J. MOLUMPHY

Senior Portfolio Manager
Franklin Advisers, Inc.
--------------------------------------------------------------------------------

Christopher Molumphy earned his Bachelor of Arts degree in economics from Stanford University and his master's degree in finance from the University of Chicago. He has been with Franklin Advisers, Inc. since 1988. Mr. Molumphy is a Chartered Financial Analyst and a member of several securities industry associations. He has managed Franklin Multi-Income Trust since 1991.



GLENN I. VOYLES

Portfolio Manager
Franklin Advisers, Inc.
--------------------------------------------------------------------------------

Glenn Voyles is a Chartered Financial Analyst and holds a Bachelor of Arts degree in economics from Stanford University. He joined Franklin Templeton in 1993. He is a member of the Security Analysts of San Francisco (SASF) and the Association for Investment Management and Research (AIMR).

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN



The Trust's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Trust. The Plan also allows you to purchase additional shares of the Trust by making voluntary cash payments. PFPC Inc. (the "Plan Agent"), P.O. Box 8030, Boston, MA 02266-8030, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Trust's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Trust at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Trust declares a dividend or capital gain distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Trust purchased on your behalf by the Plan Agent.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Trust. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to Franklin Multi-Income Trust and sent to PFPC Inc. (the "Plan Agent"), Attn: Franklin Multi-Income Trust, P.O. Box 8030, Boston, MA 02266-8030.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Trust which are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 15th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. Under no circumstances will interest be paid on your funds held by the Plan Agent. Accordingly, you should send any voluntary cash payments which you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than 2 business days before an investment date. Payments received less than 2 business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Trust. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Trust does not issue new shares in connection with the Plan. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value you will receive shares at a price greater than net asset value per share in connection with purchases through the Plan.

You will receive a monthly account statement from the Plan Agent, showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan at any time, without penalty, by notifying the Plan Agent in writing at the address above. If you withdraw from the Plan, you may specify either: (a) that you wish to receive, without charge, stock certificates issued in your name for all full shares; or (b) that you prefer the Plan Agent to sell your shares and send you the proceeds less brokerage commissions and a $5.00 fee. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Trust or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Trust.

FRANKLIN MULTI-INCOME TRUST
Financial Highlights


                                                        SIX MONTHS ENDED                    YEAR ENDED MARCH 31,
                                                       SEPTEMBER 30, 2001    --------------------------------------------------
                                                           (UNAUDITED)        2001       2000       1999      1998        1997
                                                       ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................         $ 9.80         $ 8.97     $10.04     $11.98    $ 10.34     $10.61
                                                              -----------------------------------------------------------------
Income from investment operations:
 Net investment income ..............................            .34            .66        .71        .76        .72        .79
 Net realized and unrealized gains (losses) .........          (1.45)           .84       (.84)     (1.70)      2.18         --
                                                              -----------------------------------------------------------------
Total from investment operations ....................          (1.11)          1.50       (.13)      (.94)      2.90        .79
                                                              -----------------------------------------------------------------
Less distributions from:
 Net investment income ..............................           (.34)          (.67)      (.70)      (.77)      (.77)      (.77)
 Net realized gains .................................             --             --       (.24)      (.23)      (.49)      (.29)
                                                              -----------------------------------------------------------------
Total distributions .................................           (.34)          (.67)      (.94)     (1.00)     (1.26)     (1.06)
                                                              -----------------------------------------------------------------
Net asset value, end of period ......................         $ 8.35         $ 9.80     $ 8.97     $10.04    $ 11.98     $10.34
                                                              =================================================================
Market value, end of period (a) .....................         $7.800         $8.620     $7.000     $9.000    $11.000     $9.375
                                                              =================================================================
Total return (based on market value per share) (b) ..        (5.92)%        33.54%    (12.29)%    (9.58)%     32.57%     16.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................        $48,936        $57,412    $52,559    $58,827    $70,190    $60,594
Ratios to average net assets:
 Expenses ...........................................          3.29%          3.23%      3.30%      3.07%      3.00%      3.14%
 Net investment income ..............................          7.05%          6.88%      7.33%      6.87%      6.47%      7.48%
Portfolio turnover rate .............................         11.37%         26.72%     30.42%     24.31%     45.31%     44.40%
Total debt outstanding at end of period (000's) .....        $16,000        $16,000    $16,000    $16,000    $16,000    $16,000
Asset coverage per $1,000 of debt ...................        $ 3,058        $ 3,588    $ 3,285    $ 3,677    $ 4,387    $ 3,787
Average amount of notes per share during the period .          $2.73          $2.73      $2.73      $2.73      $2.73      $2.73


(a)  Based on the last sale on the New York Stock Exchange.
(b)  Total return is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2001 (UNAUDITED)

                                                                                        SHARES/
                                                                                       WARRANTS         VALUE
-----------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS 51.0%
    COMMUNICATIONS 3.9%
    AT&T Corp. ..................................................................      37,500         $   723,750
(a) AT&T Wireless Services Inc. .................................................      12,067             180,281
    BellSouth Corp. .............................................................      24,000             997,200
(a) Loral Orion Network Sys., wts., 1/15/07 .....................................       1,000               2,000
                                                                                                      -----------
                                                                                                        1,903,231
                                                                                                      -----------

    CONSUMER SERVICES .1%
    Marriott International Inc., A ..............................................       1,052              35,137
                                                                                                      -----------

    PRODUCER MANUFACTURING
(a) Harvard Industries Inc. .....................................................      27,466              20,600
                                                                                                      -----------

    RETAIL TRADE .3%
    Stage Stores Inc. ...........................................................      23,131             172,037
                                                                                                      -----------

    UTILITIES 46.7%
    Allegheny Energy Inc. .......................................................      30,000           1,101,000
    American Electric Power Co. Inc. ............................................      17,500             756,525
    Atmos Energy Corp. ..........................................................      35,000             756,000
    CMS Energy Corp. ............................................................      30,000             600,000
    Dominion Resources Inc. .....................................................      25,000           1,483,750
    DPL Inc. ....................................................................      25,000             608,000
    DTE Energy Co. ..............................................................      37,050           1,595,002
    Duke Energy Corp. ...........................................................      50,000           1,892,500
    Enron Corp. .................................................................      30,000             816,900
    Entergy Corp. ...............................................................      40,000           1,422,400
    Exelon Corp. ................................................................      30,000           1,338,000
    FPL Group Inc. ..............................................................      25,000           1,338,750
    NSTAR .......................................................................      15,500             649,450
    Pinnacle West Capital Corp. .................................................      25,000             992,500
    Public Service Enterprise Group Inc. ........................................      11,100             472,305
    Puget Energy Inc. ...........................................................      25,000             537,250
    Reliant Energy Inc. .........................................................      55,400           1,458,128
    SCANA Corp. .................................................................      12,621             320,320
    Sempra Energy ...............................................................       3,202              79,250
    Southern Co. ................................................................      30,000             719,400
    TXU Corp. ...................................................................      40,000           1,852,800
    Xcel Energy Inc. ............................................................      73,000           2,054,950
                                                                                                      -----------
                                                                                                       22,845,180
                                                                                                      -----------
    TOTAL COMMON STOCKS AND WARRANTS (COST $20,335,350) .........................                      24,976,185
                                                                                                      -----------
    PREFERRED STOCKS 3.9%
    CONSUMER SERVICES 1.8%
    Sinclair Capital, 11.625%, pfd. .............................................      10,000             892,500
                                                                                                      -----------
    HEALTH TECHNOLOGY 2.1%
    Fresenius Medical Care Capital Trust I, 9.00%, pfd. .........................       1,000           1,022,500
                                                                                                      -----------
    TOTAL PREFERRED STOCKS (COST $1,973,115) ....................................                       1,915,000
                                                                                                      -----------

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2001 (UNAUDITED) (CONT.)


                                                                                       SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------
    CONVERTIBLE PREFERRED STOCKS 3.6%
    CONSUMER SERVICES .2%
    Host Marriott Corp., 6.75%, cvt. pfd. .......................................         4,400       $   115,287
                                                                                                      -----------

    UTILITIES 3.4%
    CMS Energy Trust I, 7.75%, cvt. pfd. ........................................        22,000           734,866
    Mirant Trust I, 6.25%, cvt. pfd., A .........................................         1,600            85,600
    Utilicorp United Inc., 9.75%, cvt. pfd. .....................................        27,300           832,650
                                                                                                      -----------
                                                                                                        1,653,116
                                                                                                      -----------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $2,050,768) ........................                       1,768,403
                                                                                                      -----------

                                                                                      PRINCIPAL
                                                                                      AMOUNT*
                                                                                      ---------
    BONDS 71.1%
    COMMERCIAL SERVICES 2.4%
    Intertek Finance PLC, senior sub. note, B, 10.25%, 11/01/06 (United Kingdom)     $  700,000           535,500
    Key3Media Group Inc., senior sub note, 11.25%, 6/15/11 ......................     1,000,000           645,000
                                                                                                      -----------
                                                                                                        1,180,500
                                                                                                      -----------

    COMMUNICATIONS 14.6%
    Crown Castle International Corp., senior disc. note, zero cpn. to 8/01/04,
      11.25% thereafter, 8/01/11 ................................................     1,000,000           585,000
    Dobson/Sygnet Communications Co., senior note, 12.25%, 12/15/08 .............     1,000,000         1,037,500
    Intermedia Communications Inc., senior disc. note, B, zero cpn. to
      7/15/02, 11.25% thereafter, 7/15/07 .......................................     1,250,000         1,237,500
    Level 3 Communications Inc., senior note, 9.125%, 5/01/08 ...................     1,000,000           422,500
    McLeodUSA Inc., senior note, 11.375%, 1/01/09 ...............................       500,000           147,500
(c) Metrocall Inc., senior sub. note, 11.00%, 9/15/08 ...........................     1,000,000            15,000
    Millicom International Cellular SA, senior disc. note, 13.50%, 6/01/06
      (Luxembourg) ..............................................................     1,500,000         1,035,000
    Nextel Communications Inc., senior note, 9.375%, 11/15/09 ...................     1,000,000           622,500
    Nextel Partners Inc., senior sub. note, 11.00%, 3/15/10 .....................       300,000           198,750
    Orion Network Systems Inc., senior disc. note, zero cpn. to 1/15/02,
      12.50% thereafter, 1/15/07 ................................................       600,000           183,000
    Triton PCS Inc., senior note, 144A, 9.375%, 2/01/11 .........................       500,000           497,500
    VoiceStream Wireless Corp., senior note, 10.375%, 11/15/09 ..................       500,000           565,000
    Williams Communications Group Inc., senior note, 10.875%, 10/01/09 ..........     1,000,000           420,000
    XO Communications Inc., senior note, 9.625%, 10/01/07 .......................       500,000            92,500
    XO Communications Inc., senior note, 9.00%, 3/15/08 .........................       500,000            87,500
                                                                                                      -----------
                                                                                                        7,146,750
                                                                                                      -----------

    CONSUMER NON-DURABLES 2.6%
    Armkel Finance Inc., senior sub. note, 144A, 9.50%, 8/15/09 .................       400,000           407,000
    Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 ...........     1,000,000           460,000
    William Carter, senior sub. note, 144A, 10.875%, 8/15/11 ....................       400,000           408,000
                                                                                                      -----------
                                                                                                        1,275,000
                                                                                                      -----------

    CONSUMER SERVICES 23.9%
    Adelphia Communications Corp., senior note, 10.875%, 10/01/10 ...............     1,000,000           895,000
    Canwest Media Inc., senior sub. note, 144A, 10.625%, 5/15/11 (Canada) .......       500,000           495,000
    Chancellor Media Corp., senior note, 8.00%, 11/01/08 ........................       500,000           521,250
    Chancellor Media Corp., senior sub. note, B, 8.75%, 6/15/07 .................       500,000           525,000
    Charter Communications Holdings LLC, senior disc. note, zero cpn. to
      4/01/04, 9.92% thereafter, 4/01/11 ........................................     1,000,000           647,500

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2001 (UNAUDITED) (CONT.)

                                                                                   PRINCIPAL
                                                                                   AMOUNT*               VALUE
-----------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    CONSUMER SERVICES (CONT.)
    Charter Communications Holdings LLC, senior note, 11.125%, 1/15/11 ..........  $  500,000         $   508,750
    Diamond Holdings PLC, senior note, 9.125%, 2/01/08 (United Kingdom) .........     500,000             325,000
    EchoStar Broadband Corp., senior note, 10.375%, 10/01/07 ....................   1,000,000           1,015,000
    Fox/Liberty Networks LLC, senior disc. note, zero cpn. to 8/15/02,
      9.75% thereafter, 8/15/07 .................................................   1,000,000             921,250
    Horseshoe Gaming Holding Corp., senior sub. note, 8.625%, 5/15/09 ...........   1,000,000             985,000
    Host Marriott LP, senior note, 9.25%, 10/01/07 ..............................     500,000             447,500
    LIN Holdings Corp., senior disc. note, zero cpn. to 3/01/03, 10.00%
      thereafter, 3/01/08 .......................................................     850,000             573,750
    Park Place Entertainment Corp., senior sub. note, 9.375%, 2/15/07 ...........   1,000,000           1,000,000
    Quebecor Media Inc., senior note, 144A, 11.125%, 7/15/11 ....................   1,000,000             995,000
    Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06 .................     600,000             576,000
    Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 .....................   1,100,000           1,001,000
    Telewest Communications PLC, senior disc. note, zero cpn. to 4/15/04,
      9.25% thereafter, 4/15/09 (United Kingdom) ................................     500,000             178,750
    United Pan-Europe Communications NV, senior disc. note, zero cpn. to
      8/01/04, 12.50% thereafter, 8/01/09 (Netherlands) .........................     700,000              49,000
                                                                                                      -----------
                                                                                                       11,659,750
                                                                                                      -----------

    DISTRIBUTION SERVICES
(c) AmeriServe Food Distribution Inc., senior note, 8.875%, 10/15/06 ............     250,000               3,750
                                                                                                      -----------

    ENERGY MINERALS 2.0%
    Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 (Mexico) ......     900,000             992,250
                                                                                                      -----------

    HEALTH SERVICES 4.0%
    Alliance Imaging, senior sub. note, 10.375%, 4/15/11 ........................   1,000,000           1,037,000
    Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 .............   1,000,000             925,000
                                                                                                      -----------
                                                                                                        1,962,000
                                                                                                      -----------

    INDUSTRIAL SERVICES 4.0%
    Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 ............     500,000             487,500
    Universal Compression Inc., senior disc. note, zero cpn. to 2/15/03,
      9.875% thereafter, 2/15/08 ................................................     500,000             447,500
    URS Corp., senior sub. note, 12.25%, 5/01/09 ................................   1,000,000           1,015,000
                                                                                                      -----------
                                                                                                        1,950,000
                                                                                                      -----------

    NON-ENERGY MINERALS .4%
    Louisiana Pacific Corp., senior sub. note, 10.875%, 11/15/08 ................     200,000             185,000
                                                                                                      -----------

    PROCESS INDUSTRIES 12.3%
    Anchor Glass, first mortgage, 11.25%, 4/01/05 ...............................   1,000,000             755,000
    Applied Extrusion Technologies Inc., senior note, 144A, 10.75%, 7/01/11 .....     200,000             200,000
    Consolidated Container Co. LLC, senior disc. note, 10.125%, 7/15/09 .........   1,000,000             925,000
    Equistar Chemical LP, senior note, 144A, 8.75%, 9/01/08 .....................     200,000             185,500
    FiberMark Inc., senior note, 144A, 10.75%, 4/15/11 ..........................   1,000,000             900,000
    Graham Packaging Co., senior disc. note, B, zero cpn. to 1/15/03,
      10.75% thereafter, 1/15/09 ................................................     200,000             107,000
    Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08 ...................     200,000             157,000
    Huntsman ICI Chemicals LLC, senior disc. note, zero cpn., 12/31/09 ..........   2,000,000             430,000
    MacDermid Inc., senior sub. note, 9.125%, 7/15/11 ...........................     300,000             276,000
    Millenium America Inc., senior note, 144A, 9.25%, 6/15/08 ...................     500,000             472,500
    Noveon Inc., senior sub. note, 11.00%, 2/28/11 ..............................     200,000             197,000
(c) Pindo Deli Finance Mauritius, senior note, 10.25%, 10/01/02 (Indonesia) .....   1,000,000             102,500

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2001 (UNAUDITED) (CONT.)

                                                                                   PRINCIPAL
                                                                                   AMOUNT*              VALUE
-----------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    PROCESS INDUSTRIES (CONT.)
    Resolution Performance Products, senior sub. note, 13.50%, 11/15/10 .........  $  400,000         $   414,000
    Riverwood International, senior sub. note, 10.875%, 4/01/08 .................   1,000,000             905,000
                                                                                                      -----------
                                                                                                        6,026,500
                                                                                                      -----------

    PRODUCER MANUFACTURING 2.3%
    Aetna Industries Inc., senior note, 11.875%, 10/01/06 .......................   1,000,000             205,000
    Nortek Inc., senior note, 8.875%, 8/01/08 ...................................     250,000             225,000
    Nortek Inc., senior note, B, 9.125%, 9/01/07 ................................     750,000             690,000
                                                                                                      -----------
                                                                                                        1,120,000
                                                                                                      -----------

    TECHNOLOGY SERVICES .1%
(c) PSINet Inc., senior note, 11.00%, 8/01/09 ...................................     750,000              48,750
                                                                                                      -----------

    UTILITIES 2.5%
    Calpine Corp., senior note, 8.625%, 8/15/10 .................................   1,000,000             979,184
    ESCOM, E168, utility deb., 11.00%, 6/01/08 (South Africa) ...................   2,175,000 ZAR         241,761
                                                                                                      -----------
                                                                                                        1,220,945
                                                                                                      -----------
    TOTAL BONDS (COST $45,012,250) ..............................................                      34,771,195
                                                                                                      -----------

                                                                                     SHARES
                                                                                   ----------
    SHORT TERM INVESTMENTS 1.2%
(b) Franklin Institutional Fiduciary Trust Money Market Portfolio
      (COST $601,730) ...........................................................     601,730             601,730
                                                                                                      -----------
    TOTAL INVESTMENTS (COST $69,973,213) 130.8% .................................                      64,032,513
    OTHER ASSETS, LESS LIABILITIES (30.8)% ......................................                     (15,096,563)
                                                                                                      -----------
    NET ASSETS 100.0% ...........................................................                     $48,935,950
                                                                                                      ===========

    CURRENCY ABBREVIATION:
    ZAR - South African Rand


*   The principal amount is stated in U.S. dollars unless otherwise indicated.
(a) Non-income producing
(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.
(c) See Note 7 regarding defaulted securities.

                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001 (UNAUDITED)

Assets:
 Investments in securities:
  Cost ............................................................................  $69,973,213
                                                                                     ===========
  Value ...........................................................................   64,032,513
 Receivables:
  Dividends and interest ..........................................................    1,292,684
 Note issuance costs (Note 3) .....................................................       56,763
                                                                                     -----------
      Total assets ................................................................   65,381,960
                                                                                     -----------
Liabilities:
 Payables:
  Affiliates ......................................................................       47,650
  Notes (Note 3) ..................................................................   16,000,000
  Accrued interest (Note 3) .......................................................       48,000
 Distributions to shareholders ....................................................      328,026
 Other liabilities ................................................................       22,334
                                                                                     -----------
      Total liabilities ...........................................................   16,446,010
                                                                                     -----------
       Net assets, at value .......................................................  $48,935,950
                                                                                     ===========
Net assets consist of:
 Undistributed net investment income ..............................................     (164,858)
 Net unrealized depreciation ......................................................   (5,941,469)
 Accumulated net realized gain ....................................................    1,252,163
 Capital shares ...................................................................   53,790,114
                                                                                     -----------
       Net assets, at value .......................................................  $48,935,950
                                                                                     ===========
 Net asset value per share ($48,935,950 / 5,857,600 shares outstanding) ...........        $8.35
                                                                                     ===========

                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)

Investment income:
 Dividends ............................................................................  $   728,454
 Interest .............................................................................    2,159,715
                                                                                         -----------
      Total investment income .........................................................    2,888,169
                                                                                         -----------
Expenses:
 Management fees (Note 4) .............................................................      302,733
 Transfer agent fees ..................................................................       24,470
 Custodian fees .......................................................................          469
 Reports to shareholders ..............................................................        6,915
 Registration and filing fees .........................................................          149
 Professional fees ....................................................................       21,485
 Trustees' fees and expenses ..........................................................        3,020
 Amortization of note issuance costs (Note 3) .........................................        9,643
 Other ................................................................................       10,256
                                                                                         -----------
  Expenses before interest expense ....................................................      379,140
  Interest expense (Note 3) ...........................................................      540,000
                                                                                         -----------
      Total expenses ..................................................................      919,140
                                                                                         -----------
       Net investment income ..........................................................    1,969,029
                                                                                         -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .........................................................................    1,644,353
  Foreign currency transactions .......................................................         (362)
                                                                                         -----------
       Net realized gain .............................................................     1,643,991
 Net unrealized depreciation on:
  Investments .........................................................................  (10,120,600)
  Translation of assets and liabilities denominated in foreign currencies .............         (466)
                                                                                         -----------
       Net unrealized depreciation ....................................................  (10,121,066)
                                                                                         -----------
 Net realized and unrealized loss .....................................................   (8,477,075)
                                                                                         -----------
 Net decrease in net assets resulting from operations .................................  $(6,508,046)
                                                                                         ===========

                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Financial Statements (continued)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)
AND THE YEAR ENDED MARCH 31, 2001

                                                                                     SIX MONTHS             YEAR
                                                                                        ENDED               ENDED
                                                                                  SEPTEMBER 30, 2001    MARCH 31, 2001
                                                                                  ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................................................         $  1,969,029      $  3,900,851
  Net realized gain (loss) from investments and foreign currency transactions .            1,643,991          (332,098)
  Net unrealized appreciation (depreciation) on investments and translation
   of assets and liabilities denominated in foreign currencies ................          (10,121,066)        5,221,094
                                                                                  ------------------------------------
      Net increase (decrease) in net assets resulting from operations .........           (6,508,046)        8,789,847
 Distributions to shareholders from net investment income .....................           (1,968,156)       (3,936,307)
                                                                                  ------------------------------------
      Net increase (decrease) in net assets ...................................           (8,476,202)        4,853,540
Net assets:
 Beginning of period ..........................................................           57,412,152        52,558,612
                                                                                  ------------------------------------
 End of period ................................................................         $ 48,935,950      $ 57,412,152
                                                                                  ====================================
Undistributed net investment income included in net assets:
 End of period ................................................................         $   (164,858)     $   (172,668)
                                                                                  ====================================

                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Financial Statements (continued)

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)

Cash flow from operating activities:
 Dividends and interest received .......................................................   $  2,228,436
 Operating expenses paid ...............................................................       (400,736)
 Interest expense paid .................................................................       (540,000)
                                                                                           ------------
  Cash provided - operations ...........................................................      1,287,700
                                                                                           ============
Cash flow from investing activities:
 Investment purchases ..................................................................    (17,345,300)
 Investment sales and maturities .......................................................     18,025,756
                                                                                           ------------
  Cash provided - investments ..........................................................        680,456
                                                                                           ============
Cash flow from financing activities:
 Distributions to shareholders .........................................................     (1,968,156)
                                                                                           ------------
  Cash used - financing ................................................................     (1,968,156)
                                                                                           ============
Net change in cash .....................................................................             --
Cash at beginning of period ............................................................             --
                                                                                           ------------
Cash at end of period ..................................................................   $         --
                                                                                           ============

RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATIONS FOR
THE SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)

Net investment income ..................................................................   $  1,969,029
 Amortization income ...................................................................       (434,492)
 Amortization of note issuance costs ...................................................          9,643
 Increase in dividends and interest receivable .........................................       (225,241)
 Decrease in payables to affiliates and other liabilities ..............................        (31,239)
                                                                                           ------------
Cash provided - operations .............................................................   $  1,287,700
                                                                                           ============

                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Multi-Income Trust (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment company. The Fund has two classes of securities: senior fixed-rate notes (the Notes) and shares of beneficial interest (the Shares). The Fund seeks high current income. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

f. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to April 1, 2001, premiums and de minimus market discount on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in an increase of $6,937 in the recorded cost of investments and a corresponding decrease in net unrealized appreciation.

The effect of this change for the period ended September 30, 2001 was to increase net investment income by $3,404, decrease unrealized gains by $3,256, and decrease realized gains by $148. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


2. SHARES OF BENEFICIAL INTEREST

At September 30, 2001, there were an unlimited number of shares authorized ($0.01 par value). During the period ended September 30, 2001, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.


3. SENIOR FIXED-RATE NOTES

On August 16, 1999, the Fund issued $16 million principal amount of a new class of five-year senior notes (the Notes). The Notes are general unsecured obligations of the Fund and rank senior to Trust shares and all existing or future unsecured indebtedness of the Fund.

The Notes bear interest, payable semi-annually, at the rate of 6.75% per year, to maturity on September 15, 2004. The Notes were issued in a private placement, and are not available for resale; therefore, no market value can be obtained for the Notes. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the period ended September 30, 2001.

The issuance costs of $96,069 incurred by the Fund are deferred and amortized on a straight line basis over the term of the Notes.


4. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of the following entities:

    ENTITY                                             AFFILIATION
    ----------------------------------------------------------------------------
    Franklin Advisers, Inc. (Advisers)                 Investment manager
    Franklin Templeton Services, LLC (FT Services)     Administrative manager

FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements (unaudited) (continued)


4. TRANSACTIONS WITH AFFILIATES (CONT.)

The Fund pays an investment management fee to Advisers of .85% per year of the average weekly net assets of the Fund excluding the principal amount of the Notes.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.


5. INCOME TAXES

At September 30, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $69,963,020 was as follows:

      Unrealized appreciation ............................   $  6,921,426
      Unrealized depreciation ............................    (12,851,933)
                                                             ------------
      Net unrealized depreciation ........................   $ (5,930,507)
                                                             ============

At March 31, 2001, the Fund had tax basis capital losses of $24,985 which may be carried over to offset future capital gains. Such losses expire in 2008.

At March 31, 2001, the Fund had deferred capital losses and deferred currency losses occurring subsequent to October 31, 2000 of $366,843 and $1,383, respectively. For tax purposes, such losses will be reflected in the year ending 2002.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and bond discounts and premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions and bond discounts and premiums.


6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 2001 aggregated $7,925,052 and $8,380,228, respectively.

FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements (unaudited) (continued)


7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 55.4% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At September 30, 2001, the Fund held defaulted securities with a value aggregating $170,000 representing
 .3% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

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